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                                     Exhibit 10.6

                               CONFIDENTIAL INFORMATION

                                 DISCLOSURE AGREEMENT

    PHARMAPRINT INC., a California corporation, [hereinafter referred to as "PHARMAPRINT"], with offices located at Jamboree Center, Suite 1900, 4 Park Plaza, Irvine, California, 92614, and_________________, [hereinafter referred to as "SECOND PARTY"], with offices located at_________________to the following Agreement regarding non-disclosure of Confidential Information.

    WHEREAS, SECOND PARTY, has been engaged by PHARMAPRINT for the purpose of a potential pharmaprinting agreement.

    WHEREAS, in the course of said engagement certain proprietary and Confidential Information belonging to PHARMAPRINT will need to be revealed and disclosed to SECOND PARTY,

    THEREFORE, in consideration of the said disclosure of said information by PHARMAPRINT, and in consideration of the covenants, conditions and promises contained herein, the parties agree as follows:

         1. During the term of the engagement of SECOND PARTY, SECOND PARTY will have access to and become acquainted with various technical information including, trade secrets, know how, experience, patterns, devices, methods, plans, raw data, processes and compilations of information, records and specifications in connection with pharmaceutical drugs, and drug development technologies, all of which are owned by PHARMAPRINT and used regularly in the operation of PHARMAPRINT'S business, collectively termed Pharmaprinting and/or Confidential Information.

         2. The parties hereto acknowledge and agree that any written information marked Confidential, or any other information reduced to writing and marked Confidential within sixty [60] days and is provided by PHARMAPRINT to SECOND PARTY, is considered to be Confidential Information and not otherwise available for disclosure.

         3. The parties further acknowledge that PHARMAPRINT is the proprietor of said Confidential Information and that SECOND PARTY agrees to treat said information confidentially, and that a fiduciary and confidential relationship between the parties is hereby established, and that SECOND PARTY will disclose said Confidential Information only to those employees of SECOND PARTY which are necessary in order to carry out the terms of SECOND PARTY'S engagement with PHARMAPRINT, and that said employees also


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shall agree to respect the fiduciary and confidential relationship established hereby.

         4. All files, records, documents, drawings, specifications, equipment, and similar items relating to the business of PHARMAPRINT, whether they are prepared by the SECOND PARTY, or, come into the SECOND PARTY'S possession in any other way and whether or not they contain or constitute trade secrets owned by PHARMAPRINT, are and shall remain the exclusive property of PHARMAPRINT and shall not be removed from the premises of PHARMAPRINT or the premises of SECOND PARTY under any circumstances whatsoever without the prior written consent of PHARMAPRINT. During the course of the engagement, certain information may be generated by SECOND PARTY relating to PHARMAPRINT technical information and shall also be deemed to be within PHARMAPRINT confidential information.

         5. SECOND PARTY promises and agrees that it shall not misuse, misappropriate, or disclose any of said Confidential Information, directly or indirectly, or use them in any way, either during the term of this Agreement, thereafter, except as required im the course of SECOND PARTY'S engagement by PHARMAPRINT.

         6. It is contemplated that during the course of SECOND PARTY'S engagement by PHARMAPRINT, SECOND PARTY will be engaged in work involving PHARMAPRINT'S pharmaceutical drugs and drug development technologies, and will have access to and become acquainted with experiments, developments, formulas, patterns, devices, secret inventions, processes, compilations of information, records and specifications relating thereto. All of said data described above are Confidential Information, and are wholly owned and controlled by PHARMAPRINT.

         7. SECOND PARTY shall not disclose any of PHARMAPRINT'S Confidential Information, directly or indirectly, or use them in any way, either during the term of this Agreement, or at any time thereafter, hereafter, except as required in the course of SECOND PARTY'S engagement.

         8. On the termination of SECOND PARTY'S engagement with PHARMAPRINT, or whenever requested by PHARMAPRINT, SECOND PARTY shall immediately deliver to PHARMAPRINT all property in its possession or under its control belonging to PHARMAPRINT.

         9. SECOND PARTY agrees not to employ said Confidential Information, including trade secrets for it's own use without prior written consent of PHARMAPRINT.


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         10.  The above agreement of Confidentiality shall not apply to:

              [a]. Information which at the time of disclosure is published or otherwise generally available to the public.

              [b]. Information which after disclosure by PHARMAPRINT is published or becomes generally available to the public, otherwise than through any act or omission on the part of the SECOND PARTY.

              [c]. Information which the SECOND PARTY can show was in it's possession at the time of disclosure and which was not acquired directly or indirectly from PHARMAPRINT.

              [d]. Information rightfully acquired from others who did not obtain it under a pledge of confidentiality to PHARMAPRINT.

         11. SECOND PARTY shall take adequate precautions to maintain the confidentiality of said Confidential Information, including trade secrets.

         12. The Confidential Information shall not be deemed to be in the public domain because any part of said Confidential Information is embodied in general disclosures, or because individual features, components, or combinations thereof, are now or become known to the public.

         13. Nothing in this Agreement shall obligate PHARMAPRINT to disclose to SECOND PARTY any particular information. No warranties of any kind are given with respect to such Confidential Information, as well as, any use thereof. Further, the disclosure of Confidential Information and materials which may accompany the disclosure shall not result in any obligation to grant SECOND PARTY rights therein. It is understood that no patent, copyright, trademark, or other proprietary right or license is granted by this Agreement; and, PHARMAPRINT shall have no obligation to enter into any further agreement with SECOND PARTY, except as PHARMAPRINT, in it's sole discretion, may deem advisable.

         14. The above provisions, notwithstanding, SECOND PARTY agrees to keep in strict confidence, and not to disclose the identity, interest, and participation of PHARMAPRINT in connection with this Agreement, and any relationship SECOND PARTY may have with PHARMAPRINT.


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         15.  The parties hereto acknowledge that this Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereto, and merges and supersedes all prior discussions and writings with respect to the confidential nature of the information provide by PHARMAPRINT and the non-disclosure thereof. No modification or alteration of this Agreement shall be effective unless made in writing and signed by both parties hereto.

         16. This Agreement may not be assigned by either party without the prior written consent of the other. This Agreement is made subject to and shall be construed under the laws of the State of California, without regard to its conflict of laws and principles. Should any suit, claim or proceeding be undertaken to enforce the terms and conditions of this Agreement, the prevailing party shall be entitled to all attorneys fees and costs actually incurred.

    IN WITNESS WHEREOF, this Agreement is executed by PHARMAPRINT INC., and SECOND PARTY, as follows:

DATED:_____________________.      PHARMAPRINT Inc.,



                                  By: _______________________________





AGREED TO AND ACCEPTED BY:

DATED:_____________________.      SECOND PARTY



                                  By: _______________________________


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